Exhibit 24.1


                             POWER OF ATTORNEY

         The undersigned directors and officers of Brunswick Corporation, a Delaware corporation (the "Company"), hereby appoint Peter B. Hamilton, Richard S. O'Brien and Victoria J. Reich and each of them individually, the true and lawful attorney or attorneys of the undersigned, with power to act with or without the others and with full power of substitution and resubstitution, to execute in the name and on behalf of the undersigned as directors and officers of the Company, a Registration Statement under the Securities Act of 1933, as amended, for the registration of securities, and any amendments or posteffective amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement, amendments or posteffective amendments thereto, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned could do in person. The undersigned hereby ratify and approve the action of said attorneys and each of them.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney in one or more counterparts on the date set opposite his/her name.

Capacity                                   Signature                  Date
--------                                   ---------                  ----


Chairman of the Board,               /s/ Peter N. Larson          April 21, 1999
                                    --------------------------
Chief Executive Officer             Peter N. Larson
(Principal Executive
Officer) and Director



Executive Vice President             /s/ Peter B. Hamilton        April 21, 1999
                                    ------------------------
and Chief Financial Officer         Peter B. Hamilton
(Principal Financial Officer)



Vice President and Controller        /s/ Victoria J. Reich        April 21, 1999
                                    -------------------------
(Principal Accounting Officer)      Victoria J. Reich


Director                             /s/ Nolan D. Archibald       April 21, 1999
                                    -------------------------
                                     Nolan D. Archibald



Director                             /s/ Jeffrey L. Bleustein     April 21, 1999
                                    --------------------------
                                     Jeffrey L. Bleustein


Director                             /s/ Michael J. Callahan      April 21, 1999
                                    ---------------------------
                                     Michael J. Callahan









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Capacity                            Signature                         Date
--------                            ---------                         ----


Director                      /s/ Manuel A. Fernandez             April 21, 1999
                             -------------------------
                             Manuel A. Fernandez


Director                      /s/ Peter Harf                      April 21, 1999
                             -------------------------
                                  Peter Harf


Director                     /s/ Jay W. Lorsch                    April 21, 1999
                             -------------------------
                                 Jay W. Lorsch


Director                     /s/ Rebecca P. Mark                  April 21, 1999
                            --------------------------
                                 Rebecca P. Mark


Director                    /s/ Bettye Martin Musham              April 21, 1999
                            --------------------------
                                Bettye Martin Musham


Director                    /s/ Kenneth Roman                     April 21, 1999
                            ---------------------------
                                 Kenneth Roman


Director                    /s/ Robert L. Ryan                    April 21, 1999
                            ---------------------------
                                 Robert L. Ryan


Director                    /s/ Roger W. Schipke                  April 21, 1999
                            ---------------------------
                                 Roger W. Schipke